UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2024
HYLIION HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38823	83-2538002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1202 BMC Drive, Suite 100 Cedar Park,TX	78613
(Address of principal executive offices)	(Zip Code)
(833) 495-4466
(Registrant’s telephone number,
including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYLN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Mr. Andrew Card, Jr. and Mr. Stephen Pang as Directors
Effective February 13, 2024, Mr. Andrew Card, Jr. and Mr. Stephen Pang have resigned from the Board of Directors of Hyliion Holdings Corp. Mr. Card is pursuing a new leadership role with the George & Barbara Bush Foundation, and Mr. Pang is resigning due to personal reasons. Neither resignation was due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company sincerely thanks Mr. Card and Mr. Pang for their contributions and dedication to the Company. In connection with the resignations of Mr. Card and Mr. Pang, on February 13, 2024, the Board voted to decrease the size of the Board from ten members to eight.
Departure of Mr. Dennis Gallagher as Chief Operating Officer
In connection with our transition away from the powertrain business, Mr. Dennis Gallagher will depart from his role as Chief Operating Officer, effective February 29, 2024. Mr. Gallagher’s departure is not a result of any disagreement with the Company or its Board of Directors on any matter relating to the Company’s operations, policies or practices. The Company sincerely thanks Mr. Gallagher for his leadership and contributions to the Company.
Mr. Gallagher’s departure constitutes a “Qualifying Termination” under the Hyliion Holdings Corp. Executive Severance Plan effective May 4, 2023, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Severance Plan”), and, subject to his qualifying and remaining qualified during the provision of payments and benefits pursuant to the Severance Plan, he will be entitled to receive all of the payments and benefits specified upon a Qualifying Termination under Article 2 of the Severance Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

HYLIION HOLDINGS CORP.

		By:	/s/ Thomas Healy
Date:	February 13, 2024		Thomas Healy
Chief Executive Officer